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                                                                    EXHIBIT 23.3

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-4278) of ANSYS Inc. of our report dated March 15, 2002 relating to the financial statements of the ANSYS Inc. Employee Stock Purchase Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
March 21, 2003

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